Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (January 24, 2017)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-6872

MUFG AMERICAS HOLDINGS CORPORATION REPORTS FOURTH QUARTER NET INCOME OF $334 MILLION AND FULL YEAR NET INCOME OF $990 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported net income for the fourth quarter and full year 2016 of $334 million and $990 million, compared with $260 million for the prior quarter, $84 million for the year-ago quarter, and $644 million for full year 2015.

Fourth Quarter Results:

◦	Net income for the fourth quarter was $334 million, up $74 million from the third quarter of 2016.

◦
The provision (reversal) for credit losses was $(41) million compared with $73 million in the third quarter of 2016. The current quarter reversal was due primarily to refinements made to the loss factors within the commercial portfolio.

◦
Total revenue was $1.4 billion, up $75 million from the preceding quarter, reflecting expansion of the net interest margin and a gain from the sale of the Bank's legacy principal branch and administrative office.

◦	Average loans held for investment during the fourth quarter of 2016 were $78.6 billion, down $1.9 billion from the third quarter of 2016.

◦	Average deposits during the fourth quarter of 2016 were $86.7 billion, up $2.5 billion from the third quarter of 2016.

1

The following table presents financial highlights for the periods ended December 31, 2016, September 30, 2016 and December 31, 2015:

				Percent Change to
	As of and for the Three Months Ended			December 31, 2016 from
(Dollars in millions)	December 31, 2016	September 30, 2016	December 31, 2015	September 30, 2016	December 31, 2015
Results of operations:
Net interest income	$802	$773	$730	4%	10%
Noninterest income	616	570	482	8	28
Total revenue	1,418	1,343	1,212	6	17
Noninterest expense	956	952	963	—	(1)
Pre-tax, pre-provision income (1)	462	391	249	18	86
(Reversal of) provision for credit losses	(41)	73	192	(156)	(121)
Income before income taxes and including
noncontrolling interests	503	318	57	58	nm
Income tax expense	175	97	(14)	80	nm
Net income including noncontrolling interests	328	221	71	48	362
Deduct: Net loss from noncontrolling interests	6	39	13	(85)	(54)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$334	$260	$84	28	298

Balance sheet (end of period):
Total assets	$148,144	$151,099	$153,070	(2)	(3)
Total securities	24,478	24,116	24,517	2	—
Securities borrowed or purchased under resale agreements	19,747	21,906	31,072	(10)	(36)
Total loans held for investment	77,551	79,249	79,257	(2)	(2)
Core deposits (2)	80,482	77,392	76,054	4	6
Total deposits	86,947	84,643	84,300	3	3
Securities loaned or sold under repurchase agreements	24,616	25,582	29,141	(4)	(16)
Long-term debt	11,410	11,427	13,648	—	(16)
MUAH stockholders' equity	17,233	17,353	16,378	(1)	5

Balance sheet (period average):
Total assets	$150,799	$149,056	$154,470	1	(2)
Total securities	24,105	23,503	24,366	3	(1)
Securities borrowed or purchased under resale agreements	21,859	20,668	32,341	6	(32)
Total loans held for investment	78,615	80,469	79,501	(2)	(1)
Earning assets	137,964	136,051	142,179	1	(3)
Total deposits	86,700	84,194	83,996	3	3
Securities loaned or sold under repurchase agreements	26,147	23,872	30,366	10	(14)
MUAH stockholders' equity	17,367	17,311	16,639	—	4
Net interest margin (3) (7)	2.35%	2.29%	2.07%
Net interest margin excluding MUSA (8)	2.78%	2.72%	2.68%

____________________________________
Refer to Exhibit 19 for footnote explanations.

2

Fourth Quarter Results

Fourth Quarter Total Revenue

For the fourth quarter of 2016, total revenue (net interest income plus noninterest income) was $1.4 billion, up $75 million from the third quarter of 2016. Net interest income for the fourth quarter of 2016 was $802 million, up $29 million compared with the third quarter of 2016, primarily fueled by expansion of the net interest margin, which increased 6 basis points to 2.35%, and growth in securities and trading assets. Excluding MUSA for all periods, the net interest margin was 2.78% in the fourth quarter of 2016, up 6 basis points compared with the third quarter of 2016.
For the fourth quarter of 2016, noninterest income was $616 million, up $46 million compared with the preceding quarter, largely due to the gain on sale of the Bank's legacy principal branch and administrative office and an increase in fees from affiliates, partially offset by a decrease in investment banking and syndication fees.
Compared with the fourth quarter of 2015, total revenue increased $206 million, primarily due to an increase in net interest income, driven by an increase in the net interest margin, partially offset by a decrease in earning assets, the gain on sale of the Bank's legacy principal branch and administrative office in the fourth quarter of 2016, and an increase in fees from affiliates.

Fourth Quarter Noninterest Expense

Noninterest expense for the fourth quarter of 2016 was $956 million, up $4 million compared with the third quarter of 2016 and down $7 million from the fourth quarter of 2015. The increase from the third quarter was driven by an increase in professional and outside services expense. The increase in noninterest expense was largely offset by a low income housing impairment charge recorded in the preceding quarter. Compared with the fourth quarter of 2015, the decrease in noninterest expense was largely due to a decrease in pension expense, partially offset by an increase in professional and outside services expense.
The effective tax rate for the fourth quarter of 2016 was 34.8%, up from 30.5% for the third quarter of 2016, due to discrete tax adjustments recorded in the fourth quarter and an adjustment to align estimated income tax expense with actual full year 2016 results.

3

Business Integration Initiative - Fourth Quarter Summary Impact

For the quarters ended December 31, 2016, September 30, 2016 and December 31, 2015, the Company recorded the following fee income and costs related to support services:

	For the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	December 31, 2015

Fees from affiliates - support services (16)	$175	$150	$149

Staff costs associated with fees from
affiliates - support services (16)	$162	$139	$138

__________________________
Refer to Exhibit 19 for footnote explanations.

The Company also recognized fees from affiliates through revenue sharing agreements with BTMU for various business and banking services.

Full Year 2016 Results

For the full year 2016, net income was $990 million, compared with net income of $644 million in 2015. The increase in net income was primarily due to growth in total revenue (net interest income plus noninterest income).

Total revenue for the full year 2016 was $5.3 billion, up $536 million, or 11%, compared with 2015. Net interest income increased $161 million, or 6%, due to expansion of the net interest margin, partially offset by a decrease in earning assets. The net interest margin increased 15 basis points to 2.23% due mainly to an increase in yields on commercial and industrial loans, securities borrowed or purchased under resale agreements, and trading assets. Excluding MUSA for both years, the net interest margin was 2.72% in 2016 and 2.71% in 2015. Noninterest income increased $375 million, or 20%, primarily due to an increase in fees from affiliates.

Noninterest expense increased $35 million, or 1%, largely due to increases in professional and outside services and software expenses, partially offset by a decrease in pension expense. The effective tax rate for the full year 2016 was 31.2%, compared with an effective tax rate of 22.0% for 2015 due to federal income tax credits recognized in 2015.

Balance Sheet

At December 31, 2016, total assets were $148.1 billion, down $3.0 billion from the prior quarter, driven by declines in securities borrowed or purchased under resale agreements, trading account assets and loans held for investment. Total deposits increased $2.3 billion to $86.9 billion compared with the prior quarter-end, including an increase in deposits within the Transaction Banking segment. Core deposits were up $3.1 billion, compared with the prior quarter-end. Commercial paper and other short-term borrowings decreased $3.5 billion.

4

Credit Quality

The following table presents credit quality data for the quarters ended December 31, 2016, September 30, 2016 and December 31, 2015:

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	December 31, 2015

Total (reversal of) provision for credit losses	$(41)	$73	$192
Net loans charged-off	19	124	(6)
Nonaccrual loans	689	719	552
Criticized loans held for investment (14)	2,385	2,355	2,472

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.82%	0.87%	0.91%
Nonaccrual loans	92.69	96.08	130.86
Allowance for credit losses to (15):
Total loans held for investment	1.03	1.09	1.12
Nonaccrual loans	116.20	119.97	160.74
Nonaccrual loans to total loans held for investment	0.89	0.91	0.70

____________________________________
Refer to Exhibit 19 for footnote explanations.

In the fourth quarter of 2016, the provision (reversal) for credit losses was $(41) million, compared with $73 million for the third quarter of 2016 and $192 million for the fourth quarter of 2015. The current quarter reversal reflects refinements made to the loss factors within the commercial portfolio. Petroleum exploration and production ("PEP") loan commitments accounted for approximately 63% of our total oil and gas loan commitments at December 31, 2016, and 75% of PEP loan commitments were collateralized by oil and gas reserves.

The following table provides further information about our petroleum exploration and production loan portfolio:

	As of
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Petroleum Exploration and Production:
Loan commitments	$2,661	$3,565	$4,529	$5,519
Loans outstanding	1,291	1,802	2,434	3,080
Criticized commitments	1,704	1,791	2,541	2,701
Criticized outstanding	1,027	1,075	1,577	1,705
Allowance for credit losses	184	252	320	415
Allowance for loan losses	159	225	287	386

5

Capital

The following table presents capital ratio data as of December 31, 2016 and September 30, 2016:

	December 31, 2016	September 30, 2016
Capital ratios:

Regulatory (9):	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (10) (11)	14.62%	13.97%
Tier 1 risk-based capital ratio (10) (11)	14.62	13.97
Total risk-based capital ratio (10) (11)	16.28	15.66
Tier 1 leverage ratio (10) (11)	9.92	9.82

Other:
Tangible common equity ratio (12)	9.58%	9.45%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (9) (10) (13)	14.59	13.94

____________________________________
Refer to Exhibit 19 for footnote explanations.

The Company’s stockholders' equity was $17.2 billion at December 31, 2016, compared with $17.4 billion at September 30, 2016.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 14.62%, 14.62% and 16.28%, respectively, at December 31, 2016. The increase in the Company's risk-based capital ratios was driven by net income and a decrease in risk-weighted assets. The tangible common equity ratio was 9.58% at December 31, 2016.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased-in) was 14.59% at December 31, 2016.

6

Non-GAAP Financial Measures

This press release includes a financial measure (net interest margin excluding MUSA) and additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the U.S. Basel III standardized approach on a fully phased-in basis)) to provide useful supplemental information regarding the Company's business results and to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our financial supplement.

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with total assets of $148.1 billion at December 31, 2016. Its main subsidiaries are MUFG Union Bank, N.A. and MUFG Securities Americas Inc. MUFG Union Bank, N.A. provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of December 31, 2016, MUFG Union Bank, N.A. operated 365 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Securities Americas Inc. is a registered securities broker-dealer which engages in capital markets origination transactions, private placements, collateralized financings, securities borrowing and lending transactions, and domestic and foreign debt and equities securities transactions. MUFG Americas Holdings Corporation is owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mitsubishi UFJ Financial Group, Inc., one of the world’s leading financial groups. The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. Visit www.unionbank.com or www.mufgamericas.com for more information.

###

7

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					December 31, 2016 from
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2016	December 31, 2015
Results of operations:
Net interest income	$802	$773	$754	$724	$730	4%	10%
Noninterest income	616	570	565	474	482	8	28
Total revenue	1,418	1,343	1,319	1,198	1,212	6	17
Noninterest expense	956	952	906	968	963	—	(1)
Pre-tax, pre-provision income (1)	462	391	413	230	249	18	86
(Reversal of) provision for credit losses	(41)	73	(39)	162	192	(156)	(121)
Income before income taxes and including
noncontrolling interests	503	318	452	68	57	58	nm
Income tax expense	175	97	129	18	(14)	80	nm
Net income including noncontrolling interests	328	221	323	50	71	48	362
Deduct: Net loss from noncontrolling interests	6	39	11	12	13	(85)	(54)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$334	$260	$334	$62	$84	28	298

Balance sheet (end of period):
Total assets	$148,144	$151,099	$147,972	$156,554	$153,070	(2)	(3)
Total securities	24,478	24,116	23,188	23,699	24,517	2	—
Securities borrowed or purchased under resale agreements	19,747	21,906	20,363	28,110	31,072	(10)	(36)
Total loans held for investment	77,551	79,249	81,045	80,906	79,257	(2)	(2)
Core deposits (2)	80,482	77,392	75,296	74,882	76,054	4	6
Total deposits	86,947	84,643	82,652	89,460	84,300	3	3
Securities loaned or sold under repurchase agreements	24,616	25,582	23,197	27,211	29,141	(4)	(16)
Long-term debt	11,410	11,427	11,737	13,068	13,648	—	(16)
MUAH stockholders' equity	17,233	17,353	17,133	16,684	16,378	(1)	5

Balance sheet (period average):
Total assets	$150,799	$149,056	$149,447	$154,704	$154,470	1	(2)
Total securities	24,105	23,503	23,341	23,550	24,366	3	(1)
Securities borrowed or purchased under resale agreements	21,859	20,668	24,030	31,698	32,341	6	(32)
Total loans held for investment	78,615	80,469	81,542	80,083	79,501	(2)	(1)
Earning assets	137,964	136,051	137,198	142,153	142,179	1	(3)
Total deposits	86,700	84,194	83,621	83,968	83,996	3	3
Securities loaned or sold under repurchase agreements	26,147	23,872	25,338	31,204	30,366	10	(14)
MUAH stockholders' equity	17,367	17,311	16,980	16,692	16,639	—	4

Performance ratios:
Return on average assets (3)	0.89%	0.70%	0.89%	0.16%	0.22%
Return on average MUAH stockholders' equity (3)	7.69	6.03	7.87	1.45	2.03
Return on average MUAH tangible common equity (3) (4)	9.71	7.60	9.92	1.94	2.72
Efficiency ratio (5)	67.35	70.88	68.67	80.90	79.45
Adjusted efficiency ratio (6)	64.62	62.46	62.27	73.72	70.33
Net interest margin (3) (7)	2.35	2.29	2.23	2.06	2.07

Performance ratios excluding MUSA (8):
Return on average assets (3)	1.07%	0.78%	1.06%	0.18%	0.26%
Return on average MUAH stockholders' equity (3)	7.72	5.65	7.74	1.36	1.91
Return on average tangible common equity (3) (4)	9.84	7.22	9.86	1.85	2.61
Adjusted efficiency ratio (6)	63.05	61.44	60.80	72.14	69.07
Net interest margin (3) (7)	2.78	2.72	2.73	2.65	2.68

Capital ratios:

Regulatory (9):	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (10) (11)	14.62%	13.97%	13.58%	13.33%	13.63%
Tier 1 risk-based capital ratio (10) (11)	14.62	13.97	13.58	13.33	13.64
Total risk-based capital ratio (10) (11)	16.28	15.66	15.44	15.32	15.56
Tier 1 leverage ratio (10) (11)	9.92	9.82	11.59	11.41	11.40

Other:
Tangible common equity ratio (12)	9.58%	9.45%	9.53%	8.70%	8.69%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (9) (10) (13)	14.59	13.94	13.56	13.31	13.46

___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Year Ended		Percent Change to
	December 31,	December 31,	December 31, 2016 from
(Dollars in millions)	2016	2015	December 31, 2015
Results of operations:
Net interest income	$3,053	$2,892	6%
Noninterest income	2,225	1,850	20
Total revenue	5,278	4,742	11
Noninterest expense	3,782	3,747	1
Pre-tax, pre-provision income (1)	1,496	995	50
Provision for credit losses	155	227	(32)
Income before income taxes and including
noncontrolling interests	1,341	768	75
Income tax expense	419	169	148
Net income including noncontrolling interests	922	599	54
Deduct: Net loss from noncontrolling interests	68	45	51
Net income attributable to MUAH	$990	$644	54

Balance sheet (end of period):
Total assets	$148,144	$153,070	(3)
Total securities	24,478	24,517	—
Securities borrowed or purchased under resale agreements	19,747	31,072	(36)
Total loans held for investment	77,551	79,257	(2)
Core deposits (2)	80,482	76,054	6
Total deposits	86,947	84,300	3
Securities loaned or sold under repurchase agreements	24,616	29,141	(16)
Long-term debt	11,410	13,648	(16)
MUAH stockholders' equity	17,233	16,378	5

Balance sheet (period average):
Total assets	$150,901	$152,422	(1)
Total securities	23,625	23,418	1
Securities borrowed or purchased under resale agreements	24,546	32,503	(24)
Total loans held for investment	80,174	78,690	2
Earning assets	138,335	140,303	(1)
Total deposits	84,626	83,175	2
Securities loaned or sold under repurchase agreements	26,631	31,424	(15)
MUAH stockholders' equity	17,003	16,112	6

Performance ratios:
Return on average assets (3)	0.66%	0.42%
Return on average MUAH stockholders' equity (3)	5.82	4.00
Return on average MUAH tangible common equity (3) (4)	7.39	5.26
Efficiency ratio (5)	71.65	79.02
Adjusted efficiency ratio (6)	65.58	71.26
Net interest margin (3) (7)	2.23	2.08

Performance ratios excluding MUSA (8):
Return on average assets (3)	0.78%	0.52%
Return on average MUAH stockholders' equity (3)	5.67	3.89
Return on average tangible common equity (3) (4)	7.28	5.18
Adjusted efficiency ratio (6)	64.21	69.96
Net interest margin (3) (7)	2.72	2.71

___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					December 31, 2016 from
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2016	December 31, 2015

Credit Data:
(Reversal of) provision for loan losses	$(32)	$68	$(36)	$158	$168	(147)%	(119)%
(Reversal of) provision for losses on unfunded credit commitments	(9)	5	(3)	4	24	(280)	(138)
Total (reversal of) provision for credit losses	$(41)	$73	$(39)	$162	$192	(156)	(121)

Net loans charged-off (recovered)	$19	$124	$97	$4	$(6)	(85)	417
Nonperforming assets	692	724	648	974	573	(4)	21
Criticized loans held for investment (14)	2,385	2,355	2,862	3,083	2,472	1	(4)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.82%	0.87%	0.92%	1.09%	0.91%
Nonaccrual loans	92.69	96.08	118.30	92.17	130.86
Allowance for credit losses to (15):
Total loans held for investment	1.03	1.09	1.13	1.30	1.12
Nonaccrual loans	116.20	119.97	144.55	109.86	160.74
Net loans charged-off (recovered) to average total loans held for investment (3)	0.09	0.61	0.48	0.02	(0.03)
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.89	0.91	0.80	1.20	0.72
Nonperforming assets to total assets	0.47	0.48	0.44	0.62	0.37
Nonaccrual loans to total loans held for investment	0.89	0.91	0.78	1.18	0.70

	As of and for the Year Ended		Percent Change
	December 31,	December 31,	to December 31, 2016
(Dollars in millions)	2016	2015	from December 31, 2015
Credit Data:
Provision for loan losses	$158	$213	(26)%
(Reversal of) provision for losses on unfunded credit commitments	(3)	14	(121)
Total provision for credit losses	$155	$227	(32)%

Net loans charged-off	$244	$28	nm
Credit Ratios:
Net loans charged-off to average total loans held for investment (3)	0.30%	0.03%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Interest Income
Loans	$703	$711	$719	$706	$705
Securities	137	122	114	110	124
Securities borrowed or purchased under resale
agreements	54	47	44	50	34
Trading assets	62	50	38	22	13
Other	11	6	4	6	2
Total interest income	967	936	919	894	878

Interest Expense
Deposits	47	49	49	49	50
Commercial paper and other short-term borrowings	15	7	7	3	2
Long-term debt	47	57	63	73	70
Securities loaned or sold under repurchase agreements	41	36	31	32	18
Trading liabilities	15	14	15	13	8
Total interest expense	165	163	165	170	148

Net Interest Income	802	773	754	724	730
(Reversal of) provision for credit losses	(41)	73	(39)	162	192
Net interest income after (reversal of) provision for
credit losses	843	700	793	562	538

Noninterest Income
Service charges on deposit accounts	49	48	46	49	48
Trust and investment management fees	29	29	30	32	29
Trading account activities	12	25	40	28	24
Securities gains, net	14	23	19	13	6
Credit facility fees	26	27	28	27	29
Brokerage commissions and fees	5	15	25	19	16
Card processing fees, net	11	10	9	9	8
Investment banking and syndication fees	59	113	79	61	62
Fees from affiliates (16)	265	222	258	212	210
Other, net	146	58	31	24	50
Total noninterest income	616	570	565	474	482

Noninterest Expense
Salaries and employee benefits	596	592	572	595	604
Net occupancy and equipment	83	82	79	81	88
Professional and outside services	99	84	81	105	87
Software	41	39	37	37	34
Regulatory assessments	22	22	14	14	13
Intangible asset amortization	8	7	6	7	10
Other	107	126	117	129	127
Total noninterest expense	956	952	906	968	963

Income before income taxes and including
noncontrolling interests	503	318	452	68	57
Income tax expense	175	97	129	18	(14)
Net Income including Noncontrolling Interests	328	221	323	50	71
Deduct: Net loss from noncontrolling interests	6	39	11	12	13
Net Income attributable to MUAH	$334	$260	$334	$62	$84
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Year Ended
(Dollars in millions)	December 31, 2016	December 31, 2015
Interest Income
Loans	$2,839	$2,797
Securities	483	463
Securities borrowed or purchased under resale agreements	195	112
Trading assets	172	53
Other	27	12
Total interest income	3,716	3,437

Interest Expense
Deposits	194	200
Commercial paper and other short-term borrowings	32	13
Long-term debt	240	250
Securities loaned or sold under repurchase agreements	140	52
Trading liabilities	57	30
Total interest expense	663	545

Net Interest Income	3,053	2,892
Provision for credit losses	155	227
Net interest income after provision for credit losses	2,898	2,665

Noninterest Income
Service charges on deposit accounts	192	195
Trust and investment management fees	120	111
Trading account activities	105	62
Securities gains, net	69	20
Credit facility fees	108	117
Brokerage commissions and fees	64	79
Card processing fees, net	39	33
Investment banking and syndication fees	312	319
Fees from affiliates (16)	957	763
Other, net	259	151
Total noninterest income	2,225	1,850

Noninterest Expense
Salaries and employee benefits	2,355	2,414
Net occupancy and equipment	325	335
Professional and outside services	369	318
Software	154	120
Regulatory assessments	72	53
Intangible asset amortization	28	42
Other	479	465
Total noninterest expense	3,782	3,747

Income before income taxes and including
noncontrolling interests	1,341	768
Income tax expense	419	169
Net Income including Noncontrolling Interests	922	599
Deduct: Net loss from noncontrolling interests	68	45
Net Income attributable to MUAH	$990	$644
___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Cash and due from banks	$1,909	$1,837	$1,766	$1,813	$2,058
Interest bearing deposits in banks	3,844	3,537	2,306	6,747	2,749
Federal funds sold	—	—	10	—	—
Total cash and cash equivalents	5,753	5,374	4,082	8,560	4,807
Securities borrowed or purchased under resale agreements	19,747	21,906	20,363	28,110	31,072
Trading account assets	8,942	9,405	8,427	5,629	3,734
Securities available for sale	14,141	13,728	12,929	13,094	14,359
Securities held to maturity	10,337	10,388	10,259	10,605	10,158
Loans held for investment	77,551	79,249	81,045	80,906	79,257
Allowance for loan losses	(639)	(691)	(748)	(881)	(723)
Loans held for investment, net	76,912	78,558	80,297	80,025	78,534
Premises and equipment, net	591	591	599	666	644
Goodwill	3,225	3,225	3,225	3,225	3,225
Other assets	8,496	7,924	7,791	6,640	6,537
Total assets	$148,144	$151,099	$147,972	$156,554	$153,070

Liabilities
Deposits:
Noninterest bearing	$35,654	$34,186	$32,861	$38,556	$32,463
Interest bearing	51,293	50,457	49,791	50,904	51,837
Total deposits	86,947	84,643	82,652	89,460	84,300
Securities loaned or sold under repurchase agreements	24,616	25,582	23,197	27,211	29,141
Commercial paper and other short-term borrowings	2,360	5,865	7,137	3,179	3,425
Long-term debt	11,410	11,427	11,737	13,068	13,648
Trading account liabilities	2,905	3,328	3,053	4,375	3,712
Other liabilities	2,520	2,742	2,863	2,367	2,251
Total liabilities	130,758	133,587	130,639	139,660	136,477

Equity
MUAH stockholders' equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 144,322,280 shares issued and outstanding as of December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015	144	144	144	144	144
Additional paid-in capital	7,884	7,871	7,870	7,878	7,868
Retained earnings	10,101	9,769	9,509	9,178	9,116
Accumulated other comprehensive loss	(896)	(431)	(390)	(516)	(750)
Total MUAH stockholders' equity	17,233	17,353	17,133	16,684	16,378
Noncontrolling interests	153	159	200	210	215
Total equity	17,386	17,512	17,333	16,894	16,593
Total liabilities and equity	$148,144	$151,099	$147,972	$156,554	$153,070
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	December 31, 2016			September 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$26,892	$224	3.31%	$29,008	$235	3.22%
Commercial mortgage	14,737	137	3.72	15,048	141	3.75
Construction	2,211	22	3.99	2,242	23	4.09
Lease financing	1,822	15	3.49	1,851	15	3.26
Residential mortgage	29,182	238	3.27	28,572	234	3.28
Home equity and other consumer loans	3,527	49	5.48	3,480	44	5.04
Loans, before purchased credit-impaired loans	78,371	685	3.49	80,201	692	3.44
Purchased credit-impaired loans	244	20	32.20	268	22	32.11
Total loans held for investment	78,615	705	3.58	80,469	714	3.54
Securities	24,105	142	2.36	23,503	127	2.16
Securities borrowed or purchased under resale agreements	21,859	55	0.99	20,668	47	0.90
Interest bearing deposits in banks	4,441	6	0.53	3,522	4	0.50
Federal funds sold	2	—	0.71	7	—	0.71
Trading account assets	8,283	62	2.96	7,503	50	2.66
Other earning assets	659	4	2.95	379	2	2.34
Total earning assets	137,964	974	2.82	136,051	944	2.77
Allowance for loan losses	(697)			(757)
Cash and due from banks	1,878			1,864
Premises and equipment, net	586			588
Other assets (18)	11,068			11,310
Total assets	$150,799			$149,056
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,523	31	0.31	$37,688	29	0.31
Savings	5,925	1	0.04	5,826	1	0.04
Time	5,901	15	1.08	6,700	19	1.13
Total interest bearing deposits	51,349	47	0.37	50,214	49	0.39
Commercial paper and other short-term borrowings	4,109	15	1.38	6,281	7	0.44
Securities loaned or sold under repurchase agreements	26,147	41	0.63	23,872	36	0.60
Long-term debt	11,285	47	1.69	11,928	57	1.92
Total borrowed funds	41,541	103	0.99	42,081	100	0.95
Trading account liabilities	2,552	15	2.28	2,549	14	2.20
Total interest bearing liabilities	95,442	165	0.69	94,844	163	0.69
Noninterest bearing deposits	35,351			33,980
Other liabilities (19)	2,490			2,733
Total liabilities	133,283			131,557
Equity
MUAH stockholders' equity	17,367			17,311
Noncontrolling interests	149			188
Total equity	17,516			17,499
Total liabilities and equity	$150,799			$149,056

Net interest income/spread (taxable-equivalent basis)		809	2.13%		781	2.08%
Impact of noninterest bearing deposits			0.19			0.18
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.35			2.29
Less: taxable-equivalent adjustment		7			8
Net interest income		$802			$773
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	December 31, 2016			December 31, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$26,892	$224	3.31%	$30,209	$240	3.16%
Commercial mortgage	14,737	137	3.72	13,997	128	3.66
Construction	2,211	22	3.99	2,210	21	3.81
Lease financing	1,822	15	3.49	1,928	18	3.81
Residential mortgage	29,182	238	3.27	27,622	234	3.39
Home equity and other consumer loans	3,527	49	5.48	3,171	37	4.57
Loans, before purchased credit-impaired loans	78,371	685	3.49	79,137	678	3.42
Purchased credit-impaired loans	244	20	32.20	364	28	30.30
Total loans held for investment	78,615	705	3.58	79,501	706	3.54
Securities	24,105	142	2.36	24,366	129	2.12
Securities borrowed or purchased under resale agreements	21,859	55	0.99	32,341	34	0.42
Interest bearing deposits in banks	4,441	6	0.53	2,759	2	0.25
Federal funds sold	2	—	0.71	38	—	0.32
Trading account assets	8,283	62	2.96	3,000	13	1.72
Other earning assets	659	4	2.95	173	1	2.47
Total earning assets	137,964	974	2.82	142,178	885	2.48
Allowance for loan losses	(697)			(554)
Cash and due from banks	1,878			2,027
Premises and equipment, net	586			634
Other assets (18)	11,068			10,185
Total assets	$150,799			$154,470
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,523	31	0.31	$38,118	27	0.28
Savings	5,925	1	0.04	5,670	1	0.06
Time	5,901	15	1.08	7,670	22	1.14
Total interest bearing deposits	51,349	47	0.37	51,458	50	0.39
Commercial paper and other short-term borrowings	4,109	15	1.38	4,071	2	0.32
Securities loaned or sold under repurchase agreements	26,147	41	0.63	30,366	18	0.23
Long-term debt	11,285	47	1.69	12,912	70	2.15
Total borrowed funds	41,541	103	0.99	47,349	90	0.76
Trading account liabilities	2,552	15	2.28	3,433	8	0.87
Total interest bearing liabilities	95,442	165	0.69	102,240	148	0.57
Noninterest bearing deposits	35,351			32,538
Other liabilities (19)	2,490			2,860
Total liabilities	133,283			137,638
Equity
MUAH stockholders' equity	17,367			16,639
Noncontrolling interests	149			193
Total equity	17,516			16,832
Total liabilities and equity	$150,799			$154,470

Net interest income/spread (taxable-equivalent basis)		809	2.13%		737	1.91%
Impact of noninterest bearing deposits			0.19			0.14
Impact of other noninterest bearing sources			0.03			0.02
Net interest margin			2.35			2.07
Less: taxable-equivalent adjustment		7			7
Net interest income		$802			$730
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Year Ended
	December 31, 2016			December 31, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$29,286	$976	3.33%	$29,126	$906	3.11%
Commercial mortgage	14,842	525	3.54	13,876	508	3.66
Construction	2,234	82	3.65	2,054	76	3.71
Lease financing	1,855	62	3.36	1,934	67	3.46
Residential mortgage	28,226	933	3.31	28,138	957	3.40
Home equity and other consumer loans	3,449	176	5.09	3,122	137	4.38
Loans, before purchased credit-impaired loans	79,892	2,754	3.45	78,250	2,651	3.39
Purchased credit-impaired loans	282	93	33.06	440	151	34.46
Total loans held for investment	80,174	2,847	3.55	78,690	2,802	3.56
Securities	23,625	503	2.13	23,418	483	2.06
Securities borrowed or purchased under resale agreements	24,546	196	0.80	32,503	112	0.34
Interest bearing deposits in banks	3,020	16	0.53	2,618	6	0.24
Federal funds sold	16	—	0.56	18	—	0.30
Trading account assets	6,538	172	2.63	2,796	53	1.90
Other earning assets	416	11	2.66	260	6	2.44
Total earning assets	138,335	3,745	2.71	140,303	3,462	2.47
Allowance for loan losses	(766)			(544)
Cash and due from banks	1,857			1,915
Premises and equipment, net	615			631
Other assets (18)	10,860			10,118
Total assets	$150,901			$152,423
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,273	116	0.30	$38,330	114	0.30
Savings	5,802	3	0.05	5,624	3	0.06
Time	6,921	75	1.09	8,305	83	1.00
Total interest bearing deposits	50,996	194	0.38	52,259	200	0.38
Commercial paper and other short-term borrowings	5,204	32	0.62	5,530	13	0.33
Securities loaned or sold under repurchase agreements	26,631	140	0.52	31,424	52	0.17
Long-term debt	11,904	240	2.01	10,445	250	2.34
Total borrowed funds	43,739	412	0.94	47,399	315	0.66
Trading account liabilities	2,662	57	2.13	2,615	30	1.14
Total interest bearing liabilities	97,397	663	0.68	102,273	545	0.53
Noninterest bearing deposits	33,630			30,916
Other liabilities (19)	2,694			2,912
Total liabilities	133,721			136,101
Equity
MUAH stockholders' equity	17,003			16,112
Noncontrolling interests	177			210
Total equity	17,180			16,322
Total liabilities and equity	$150,901			$152,423

Net interest income/spread (taxable-equivalent basis)		3,082	2.03%		2,917	1.94%
Impact of noninterest bearing deposits			0.17			0.12
Impact of other noninterest bearing sources			0.03			0.02
Net interest margin			2.23			2.08
Less: taxable-equivalent adjustment		29			25
Net interest income		$3,053			$2,892
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Loans held for investment
Loans held for investment:
Commercial and industrial	$25,337	$27,618	$29,789	$30,681	$30,214
Commercial mortgage	14,547	14,937	15,144	14,920	13,904
Construction	2,283	2,257	2,255	2,251	2,297
Lease financing	1,819	1,840	1,878	1,870	1,911
Total commercial portfolio	43,986	46,652	49,066	49,722	48,326

Residential mortgage	29,836	28,781	28,244	27,495	27,344
Home equity and other consumer loans	3,492	3,559	3,459	3,385	3,251
Total consumer portfolio	33,328	32,340	31,703	30,880	30,595

Loans held for investment, before purchased credit -impaired loans	77,314	78,992	80,769	80,602	78,921
Purchased credit-impaired loans	237	257	276	304	336
Total loans held for investment	$77,551	$79,249	$81,045	$80,906	$79,257

Nonperforming Assets
Nonaccrual loans:
Commercial and industrial	$457	$486	$396	$702	$284
Commercial mortgage	31	31	26	30	37
Total commercial portfolio	488	517	422	732	321

Residential mortgage	171	172	177	186	190
Home equity and other consumer loans	26	26	28	32	35
Total consumer portfolio	197	198	205	218	225

Nonaccrual loans, before purchased credit-impaired loans	685	715	627	950	546
Purchased credit-impaired loans	4	4	5	6	6
Total nonaccrual loans	689	719	632	956	552

OREO	3	5	16	18	21

Total nonperforming assets	$692	$724	$648	$974	$573

Loans 90 days or more past due and still accruing (20)	$10	$10	$2	$6	$2

__________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$691	$748	$881	$723	$549
(Reversal of) provision for loan losses	(32)	68	(36)	158	168
Other	(1)	(1)	—	4	—
Loans charged-off:
Commercial and industrial	(26)	(66)	(46)	(8)	—
Commercial and industrial - transfer to held for sale	(2)	(60)	(51)	—	—
Total commercial portfolio	(28)	(126)	(97)	(8)	—
Residential mortgage	—	2	—	1	—
Home equity and other consumer loans	(7)	(4)	(2)	(2)	(1)
Total consumer portfolio	(7)	(2)	(2)	(1)	(1)
Purchased credit-impaired loans	—	—	—	—	(1)
Total loans charged-off	(35)	(128)	(99)	(9)	(2)
Recoveries of loans previously charged-off:
Commercial and industrial	15	2	2	1	7
Commercial mortgage	—	1	—	3	—
Total commercial portfolio	15	3	2	4	7
Home equity and other consumer loans	1	1	—	1	—
Total consumer portfolio	1	1	—	1	—
Purchased credit-impaired loans	—	—	—	—	1
Total recoveries of loans previously charged-off	16	4	2	5	8
Net loans (charged-off) recovered	(19)	(124)	(97)	(4)	6
Ending balance of allowance for loan losses	639	691	748	881	723
Allowance for losses on unfunded credit commitments	162	171	166	169	165
Total allowance for credit losses	$801	$862	$914	$1,050	$888

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	December 31, 2016		September 30, 2016		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	September 30, 2016	September 30, 2016
Asset Liability Management securities:
U.S. Treasury	$2,625	$2,505	$1,638	$1,642	$863	53%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	6,814	6,695	6,284	6,321	374	6
Privately issued	333	327	297	299	28	9
Privately issued - commercial mortgage-backed securities	666	664	1,020	1,058	(394)	(37)
Collateralized loan obligations	2,219	2,218	2,713	2,709	(491)	(18)
Other	7	7	7	7	—	—
Asset Liability Management securities	12,664	12,416	11,959	12,036	380	3
Other debt securities:
Direct bank purchase bonds	1,601	1,613	1,543	1,568	45	3
Other	108	107	114	116	(9)	(8)
Equity securities	5	5	6	8	(3)	(38)
Total securities available for sale	$14,378	$14,141	$13,622	$13,728	$413	3%

Securities Held to Maturity

	December 31, 2016		September 30, 2016		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (21)	Value	Amount (21)	Value	September 30, 2016	September 30, 2016
U.S. Treasury	$492	$497	$491	$502	$1	—%
U.S. government agency and government-sponsored agencies-residential mortgage-backed securities	8,263	8,201	8,277	8,441	(14)	—
U.S. government agency and government-sponsored agencies-commercial mortgage-backed securities	1,582	1,618	1,620	1,706	(38)	(2)
Total securities held to maturity	$10,337	$10,316	$10,388	$10,649	$(51)	—%
___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net income attributable to MUAH	$334	$260	$334	$62	$84
Add: intangible asset amortization, net of tax	5	4	4	4	6
Net income attributable to MUAH, excluding intangible asset amortization (a)	$339	$264	$338	$66	$90

Average MUAH stockholders' equity	$17,367	$17,311	$16,980	$16,692	$16,639
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	226	193	179	186	194
Less: Deferred tax liabilities related to goodwill and intangible assets	(50)	(50)	(48)	(44)	(39)
Average tangible common equity (b)	$13,966	$13,943	$13,624	$13,325	$13,259
Return on average MUAH tangible common equity (3) (4) (a)/(b)	9.71%	7.60%	9.92%	1.94%	2.72%

Noninterest expense	$956	$952	$906	$968	$963
Less: Staff costs associated with fees from affiliates - support services	162	139	137	139	138
Less: Foreclosed asset expense and other credit costs	1	1	—	(1)	—
Less: Productivity initiative costs	26	18	4	12	41
Less: Low income housing credit (LIHC) investment amortization expense	3	2	2	1	6
Less: Expenses of the LIHC consolidated VIEs	5	40	11	12	13
Less: Merger and business integration costs	5	3	5	5	6
Less: Net adjustments related to privatization transaction	3	4	5	5	8
Less: Intangible asset amortization	5	3	2	3	3
Less: Contract termination fee	3	(2)	—	—	—
Noninterest expense, as adjusted (c)	$743	$744	$740	$792	$748

Total revenue	$1,418	$1,343	$1,319	$1,198	$1,212
Add: Net interest income taxable-equivalent adjustment	7	8	8	6	7
Less: Fees from affiliates - support services	175	150	147	149	149
Less: Productivity initiative gains	71	—	—	—	—
Less: Accretion related to privatization-related fair value adjustments	1	2	3	5	2
Less: Other credit costs	23	4	(9)	(13)	4
Less: Impairment on private equity investments	1	3	—	(12)	1
Less: Gains on sale of fixed assets	3	—	—	—	—
Total revenue, as adjusted (d)	$1,151	$1,192	$1,186	$1,075	$1,063
Adjusted efficiency ratio (c)/(d) (6)	64.62%	62.46%	62.27%	73.72%	70.33%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total MUAH stockholders' equity	$17,233	$17,353	$17,133	$16,684	$16,378
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	223	224	175	182	190
Less: Deferred tax liabilities related to goodwill and intangible assets	(79)	(52)	(48)	(49)	(39)
Tangible common equity (e)	$13,864	$13,956	$13,781	$13,326	$13,002
Total assets	$148,144	$151,099	$147,972	$156,554	$153,070
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	223	224	175	182	190
Less: Deferred tax liabilities related to goodwill and intangible assets	(79)	(52)	(48)	(49)	(39)
Tangible assets (f)	$144,775	$147,702	$144,620	$153,196	$149,694
Tangible common equity ratio (e)/(f) (12)	9.58%	9.45%	9.53%	8.70%	8.69%

Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (g)	$14,757	$14,426	$13,233	$12,936	$12,920
Other	(57)	(55)	(38)	(40)	(61)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (h)	$14,700	$14,371	$13,195	$12,896	$12,859
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$100,912	$103,265	$97,412	$97,011	$94,775
Add: Adjustments	(137)	(142)	(118)	(122)	756
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased-in) (j)	$100,775	$103,123	$97,294	$96,889	$95,531
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (h)/(j) (9) (10) (13)	14.59%	13.94%	13.56%	13.31%	13.46%
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Year Ended
	December 31,	December 31,
(Dollars in millions)	2016	2015

Net income attributable to MUAH	$990	$644
Add: Intangible asset amortization, net of tax	17	26
Net income attributable to MUAH, excluding intangible asset amortization (a)	$1,007	$670

Average MUAH stockholders' equity	$17,003	$16,112
Less: Goodwill	3,225	3,225
Less: Intangible assets, except MSRs	196	212
Less: Deferred tax liabilities related to goodwill and intangible assets	(47)	(52)
Average tangible common equity (b)	$13,629	$12,727
Return on average MUAH tangible common equity (3) (4) (a)/(b)	7.39%	5.26%

Noninterest expense	$3,782	$3,747
Less: Staff costs associated with fees from affiliates - support services	577	507
Less: Foreclosed asset expense and other credit costs	1	(4)
Less: Productivity initiative costs	60	82
Less: Low income housing credit (LIHC) investment amortization expense	8	15
Less: Expenses of the LIHC consolidated VIEs	68	45
Less: Merger and business integration costs	18	29
Less: Net adjustments related to privatization transaction	17	30
Less: Intangible asset amortization	13	14
Less: Contract termination fee	1	23
Noninterest expense, as adjusted (c)	$3,019	$3,006

Total revenue	$5,278	$4,742
Add: Net interest income taxable-equivalent adjustment	29	25
Less: Fees from affiliates - support services	621	546
Less: Productivity initiative gains	71	—
Less: Accretion related to privatization-related fair value adjustments	11	8
Less: Other credit costs	5	—
Less: Impairment on private equity investments	(8)	(4)
Less: Gains on sale of fixed assets	3	—
Total revenue, as adjusted (d)	$4,604	$4,217
Adjusted efficiency ratio (c)/(d) (6)	65.58%	71.26%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016		March 31, 2016		December 31, 2015
Performance ratios excluding MUSA (8):
Net income attributable to MUAH	$334	$260	$334		$62		$84
Less: Net income attributable to MUSA	12	26	19		6		8
MUAH net income, excluding MUSA (k)	322	234	315		56		76

Average total assets	$150,800	$149,056	$149,447		$154,704		$154,470
Less: Average total assets attributable to MUSA	30,930	28,696	30,395		36,088		35,792
Average total assets excluding MUSA (l)	$119,870	$120,360	$119,052		$118,616		$118,678
Return on average assets, excluding MUSA (3) (k)/(l)	1.07%	0.78%	1.06%		0.18%		0.26%

Average MUAH stockholders' equity	$17,367	$17,311	$16,980		$16,692		$16,639
Less: Average MUSA stockholder's equity	694	671	678		633		627
Average MUAH stockholders' equity, excluding MUSA (m)	16,673	16,640	16,302		16,059		16,012
Return on average MUAH stockholders' equity, excluding MUSA (3) (k)/(m)	7.72%	5.65%	7.74%		1.36%		1.91%

Net income attributable to MUAH, excluding intangible asset amortization	$339	$264	$338		$66		$90
Less: Net income attributable to MUSA	12	26	19		6		8
Net income attributable to MUAH excluding MUSA and intangible asset amortization (n)	$327	$238	$319		$60		$82

Average MUAH tangible common equity	$13,966	$13,943	$13,624		$13,325		$13,259
Less: Average MUSA stockholder's equity	694	671	678		633		627
Average tangible common equity, excluding MUSA (o)	$13,272	$13,272	$12,946		$12,692		$12,632
Return on average tangible common equity, excluding MUSA (3) (4) (n)/(o)	9.84%	7.22%	9.86%		1.85%		2.61%

Noninterest expense, as adjusted	$743	$744	$740		$792		$748
Less: noninterest expense attributable to MUSA	85	99	92		86		70
Noninterest expense, as adjusted excluding MUSA (p)	$658	$645	$648		$706		$678

Total revenue, as adjusted	$1,151	$1,192	$1,186		$1,075		$1,063
Less: revenue attributable to MUSA	105	142	123		96		82
Total revenue, as adjusted excluding MUSA (q)	$1,046	$1,050	$1,063	—	$979	—	$981
Adjusted efficiency ratio excluding MUSA (6) (p)/(q)	63.05%	61.44%	60.80%		72.14%		69.07%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 16

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Year Ended
(Dollars in millions)	December 31, 2016	December 31, 2015
Performance ratios excluding MUSA (8):
Net income attributable to MUAH	$990	$644
Less: Net income attributable to MUSA	63	35
MUAH net income, excluding MUSA (k)	927	609

Average total assets	$150,902	$152,423
Less: Average total assets attributable to MUSA	31,518	35,702
Average total assets excluding MUSA (l)	$119,384	$116,721
Return on average assets, excluding MUSA (3) (k)/(l)	0.78%	0.52%

Average MUAH stockholders' equity	$17,003	$16,112
Less: Average MUSA stockholder's equity	669	469
Average MUAH stockholders' equity, excluding MUSA (m)	16,334	15,643
Return on average MUAH stockholders' equity, excluding MUSA (3) (k)/(m)	5.67%	3.89%

Net income attributable to MUAH, excluding intangible asset amortization	$1,007	$670
Less: Net income attributable to MUSA	63	35
Net income attributable to MUAH excluding MUSA and intangible asset amortization (n)	$944	$635

Average tangible common equity	$13,629	$12,727
Less: Average MUSA stockholder's equity	669	469
Average tangible common equity, excluding MUSA (o)	$12,960	$12,258
Return on average tangible common equity, excluding MUSA (3) (4) (n)/(o)	7.28%	5.18%

Noninterest expense, as adjusted	$3,019	$3,006
Less: noninterest expense attributable to MUSA	362	315
Noninterest expense, as adjusted excluding MUSA (p)	$2,657	$2,691

Total revenue, as adjusted	$4,604	$4,217
Less: revenue attributable to MUSA	466	372
Total revenue, as adjusted excluding MUSA (q)	$4,138	$3,845
Adjusted efficiency ratio excluding MUSA (6) (p)/(q)	64.21%	69.96%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 17

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

Performance ratios excluding MUSA (8):

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net interest income (taxable-equivalent basis)	$809	$781	$762	$730	$737
Less: Net interest income (taxable-equivalent basis) attributable to MUSA	58	46	35	25	20
Net interest income (taxable-equivalent basis) excluding MUSA (t)	$751	$735	$727	$705	$717
Total average earning assets	$137,964	$136,051	$137,198	$142,153	$142,178
Less: Total average earning assets attributable to MUSA	30,096	28,115	30,343	35,577	35,517
Total average earning assets excluding MUSA (u)	$107,868	$107,936	$106,855	$106,576	$106,661
Net interest margin excluding MUSA (t)/(u) (3)	2.78%	2.72%	2.73%	2.65%	2.68%

	As of and for the Year Ended
	December 31,	December 31,
(Dollars in millions)	2016	2015
Net interest income (taxable-equivalent basis)	$3,082	$2,917
Less: Net interest income (taxable-equivalent basis) attributable to MUSA	164	72
Net interest income (taxable-equivalent basis) excluding MUSA (v)	$2,918	$2,845
Total average earning assets	$138,335	$140,303
Less: Total average earning assets attributable to MUSA	31,022	35,417
Total average earning assets excluding MUSA (w)	$107,313	$104,886
Net interest margin excluding MUSA (v)/(w) (3)	2.72%	2.71%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 18

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits, domestic time deposits greater than $250,000 and certain other deposits not considered to be core customer relationships.

(3)	Annualized.

(4)
Return on tangible common equity, a non-GAAP financial measure, is net income excluding intangible asset amortization divided by average tangible common equity. Management believes that this ratio provides useful supplemental information regarding the Company's business results. The methodology for determining tangible common equity may differ among companies. Please refer to Exhibits 13,15,16 and 17 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(6)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, other credit costs, impairment on private equity investments and gains on sale of fixed assets. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13,15,16 and 17 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(7)
Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%. Beginning in the second quarter of 2016, the effect of interest rate hedges on commercial loans was reflected in each loan category. Previously, the entire effect of interest rate hedges was included in commercial and industrial interest income. Prior period amounts have been reclassified to conform to the current presentation.

(8)
These performance ratios, which are non-GAAP financial measures, do not include MUFG Securities Americas Inc. (MUSA), MUAH's broker-dealer subsidiary. Management believes these ratios provide useful supplemental information regarding the results of the Company's banking business. Please refer to Exhibits 16, 17, and 18 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(9)
Ratios calculated at December 31, 2016 and September 30, 2016 reflect the designation of MUAH as the U.S. Intermediate Holding Company (IHC) of MUFG on July 1, 2016. Prior period ratios have not been revised to include the transferred IHC entities.

(10)	Preliminary as of December 31, 2016.

(11)	These capital ratios are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(12)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(14)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(15)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(16)
Fees from affiliates represent income from BTMU pursuant to a master services agreement whereby the Bank provides BTMU with support services for its U.S. branch banking operations in exchange for fee income.

(17)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(18)	Includes noninterest bearing trading account assets.

(19)	Includes noninterest bearing trading account liabilities.

(20)	Excludes loans totaling $13 million, $13 million, $16 million, $28 million, and $16 million that are 90 days or more past due and still accruing at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(21)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful

Exhibit 19